AmericaFirst Quantitative Strategies Fund

Class I: AFIIX

PROSPECTUS

December 30, 2014

as supplemented February 10, 2015

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

fund summary – AMERICAFIRST Quantitative strategies fund	1
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL Investment STRATEGIES and RELATED Risks	5
HOW TO BUY SHARES	8
HOW TO REDEEM SHARES	10
HOW TO EXCHANGE SHARES	11
valuing fund assets	12
DIVIDENDS, DISTRIBUTIONS AND TAXES	12
MANAGEMENT	13
FINANCIAL HIGHLIGHTS	14
FOR MORE INFORMATION	19

fund summary – AMERICAFIRST Quantitative strategies fund

Investment Objective: The Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%
Wire Transfer Fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.51%
Acquired Fund Fees and Expenses [1]	0.06%
Total Annual Fund Operating Expenses	1.57%

1 The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$160	$496	$855	$1,867

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 306.73% of the average value of the portfolio.

Principal Investment Strategies:

The name “Quantitative Strategies” refers to the Advisor’s use of objective, data-based quantitative information to make investment decisions rather than subjective or emotional investment decisions. The “optimization process” refers to the Advisor’s computer-based process of analyzing and combining data from several dissimilar quantitative strategies to achieve an appropriate risk/return profile for the Fund. The Fund is a compilation of several AmericaFirst rules-based investment models, including a seasonal trends strategy to allocate assets based on the Advisor’s study of seasonal price patterns in asset classes over various time periods.

The Fund intends to achieve its investment objective by investing, under normal circumstances, in individual equity and fixed income securities.

Security selection is based on the Advisor's proprietary investment models that seek to provide diversification by nature of each model’s low correlation to each other. The Advisor will sell a security when the security no longer meets the selection criteria, as part of the periodic evaluation process used to replace lower performing securities in the portfolio with more attractive securities, or when a security meets its target valuation. The Fund will invest in equity securities regardless of market capitalization. The Fund may invest in fixed income securities regardless of maturity or credit rating (including lower-rated securities commonly known as “junk bonds” or “high yield bonds”). The Fund incorporates aspects of several of the Advisor’s proprietary investment models. Specific portions of the Fund’s portfolio may be allocated towards models constructed to achieve a variety of objectives including, but

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not limited to: absolute return, income, total return and growth. Investment selection is based upon rules-based criteria for each of the investment models selected.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts (“REITs”). For purposes of the strategy, we define Exchange Traded Portfolios to include open-end funds and unit investment trusts ("UITs") registered under the 1940 Act (commonly referred to as "ETFs" including inverse ETFs), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. Open-end funds, closed-end funds and exchange traded portfolios are collectively referred to as "Acquired Funds". It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

The Fund will rebalance a significant portion of its holdings, based on the quantitative models, on a quarterly or more frequent basis. The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when conditions warrant. The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor’s quantitative models.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

•	Acquired Funds Risk. Each Acquired Fund is subject to specific risks, depending on the nature of the Acquired Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.
•	Commodity Related Risks. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities due to changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	Fixed Income Risk. When the Fund invests in fixed income securities, or Acquired Funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
•	High-Yield Risk. High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.
•	Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.
•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk. The Advisor's reliance on the Optimizer model and the portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, Acquired Funds or other securities in
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which the Fund invests may prove to be incorrect and there is no guarantee that the Optimizer model and/or portfolio manager's judgments will produce the desired results.

•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Real Estate Risk. Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.
•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.
•	Tracking Risk. Investment in the Fund should be made with the understanding that the Acquired Funds in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Turnover Risk: Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception. The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index. The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 877-217-8363.

The Fund was reorganized on January 4, 2013 from the AmericaFirst Quantitative Strategies Fund (“the Predecessor Fund”), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

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Class A Shares*

Performance Bar Chart For Calendar Year Ended December 31, 2013

The total return for Class A shares from January 1, 2014 to September 30, 2014 was 0.00%.

* Class I shares had not commenced operations during the periods presented above and no Class I performance information is presented. All share classes represent an interest in the same portfolio of securities held by the Fund and performance of each share class is substantially similar. Class I share’s performance will differ from those of Class A because Class I shares have lower expenses.

Best Quarter:	6/30/09	32.01%
Worst Quarter:	9/30/08	(35.91)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2013)

Class A Shares	One Year	Five Years	Since Inception(1)
Return before taxes	17.36%	17.58%	0.52%
Return after taxes on distributions	13.50%	14.66%	(2.00)%
Return after taxes on distributions and sale of Fund shares	10.17%	12.92%	(0.67)%
Class C Shares
Return before taxes	20.09%	17.44%	0.29%
Lipper Flexible Portfolio Funds Index(2)	15.55%	13.55%	4.52%
S&P 500 Total Return Index(3)	32.39%	17.94%	5.40%
(1)	The inception date of the Fund’s Class A and C Shares is September 28, 2007.
(2)	The Lipper Flexible Portfolio Funds Index is an equal-dollar-weighted index of the largest mutual funds within Lipper’s Flexible Portfolio Funds classification, which is defined as those funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Investors cannot invest directly in an index. The Fund has replaced the S&P 500 with the Lipper Flexible Portfolio Funds Index as the Fund’s primary benchmark because it believes the new benchmark is more representative of the Fund’s investment strategy.
(3)	The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark and S&P 500 performance does not reflect deductions for fees, expenses or taxes.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Advisor: AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager: Rick Gonsalves, the co-founder and President of the Advisor, serves as the Fund's Portfolio Manager. He has served the Fund in this capacity since the Fund commended operations in 2012. He has served as the Portfolio Manager of the Predecessor Fund since it commenced operations in 2007.

Purchase and Sale of Fund Shares: For Class I shares, the minimum initial investment is $1,000,000. The minimum subsequent investment is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire

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transfer. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL Investment STRATEGIES and RELATED Risks

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund's investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s main investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 877-217-8363 or visit the Fund’s website at www.afcm-quant.com.

The name “Quantitative Strategies” refers to the Advisor’s use of objective, data-based quantitative information to make investment decisions rather than subjective or emotional investment decisions. The “optimization process” refers to the Advisor’s computer-based process of analyzing and combining data from several dissimilar quantitative strategies to achieve an appropriate risk/return profile for the Fund. The Fund is a compilation of several AmericaFirst rules-based investment models.

The Fund intends to achieve its investment objective by investing, under normal circumstances, in individual equity and fixed income securities.

Security selection is based on the Advisor's proprietary investment models that seek to provide diversification by nature of each model’s low correlation to each other. The Advisor will sell a security when the security no longer meets the selection criteria, as part of the periodic evaluation process used to replace lower performing securities in the portfolio with more attractive securities, or when a security meets its target valuation. The Fund will invest in equity securities regardless of market capitalization. The Fund may invest in fixed income securities regardless of maturity or credit rating (including lower-rated securities commonly known as “junk bonds” or “high yield bonds”). The Fund incorporates aspects of several of the Advisor’s proprietary investment models. Specific portions of the Fund’s portfolio may be allocated towards models constructed to achieve a variety of objectives including, but not limited to: absolute return, income, total return and growth. Investment selection is based upon rules-based criteria for each of the investment models selected.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts (“REITs”). For purposes of the strategy, we define Exchange Traded Portfolios to include open-end funds and unit investment trusts ("UITs") registered under the 1940 Act (commonly referred to as "ETFs" including inverse ETFs), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange. Open-end funds, closed-end funds and exchange traded portfolios are collectively referred to as "Acquired Funds". It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time. The Fund will rebalance its holdings, based on the quantitative models, on at least a quarterly basis.

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PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Also, an investment in the Fund is not a complete investment program. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund's Fund Summary section of the Prospectus.

•	Acquired Funds Risk. Each Acquired Fund is subject to specific risks, depending on the nature of the Acquired Fund. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities. Each Acquired Fund has its own fees and expenses. Accordingly, the Fund's investments in Acquired Funds will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the Acquired Funds’ operating expenses, in addition to paying Fund expenses.
•	Commodity Related Risks. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-based exchange traded trusts, commodity-based mutual funds, and commodity-based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
•	Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. The Fund may invest, directly or indirectly, in "junk bonds," which the Fund defines as those rated below Baa3 by Moody's or equivalently by another Nationally Recognized Statistical Rating Organization, or determined by the Advisor to be of similar quality. Such securities are speculative investments that carry greater risks than higher quality debt securities.
•	ETF Risk. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
•	Fixed Income Risk. When the Fund invests in Acquired Funds that own bonds, in fixed income securities directly or in equity securities that may convert to a fixed income security, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. In addition, a Fund may invest in what are sometimes referred to as "junk bonds." Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.
•	High-Yield Risk. High-yield, high-risk securities, commonly called "junk bonds," are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.
•	Inverse ETF Risk. Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.
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•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.
•	MLP Risk. Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.
•	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.
•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.
•	Real Estate Risk. As a result of investments in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.
•	Small and Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience. In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
•	Stock Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap, industry or investment strategy).
•	Tracking Risk. Investment in the Fund should be made with the understanding that the Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to
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time, temporarily be unavailable, which may further impede the ETFs' and Underlying Funds ability to track their applicable indices.

•	Turnover Risk. Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

 Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.afcm-quant.com.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, on a class-specific basis, rounded to the nearest cent.

Purchases orders received in "proper form" by the Fund’s transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be processed the following business day. To be in "proper form," the purchase order must include:

•	Fund name and account number;
•	Account name(s) and address;
•	The dollar amount or number of shares you wish to purchase.

Multiple Classes

The Fund offers multiple classes of shares. Class A and Class C shares are offered through a separate prospectus. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Not all share classes may be available for purchase in all states.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 877-217-8363 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

8

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

PO Box 541150
Omaha, NE 68154

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 877-217-8363 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

For Class I shares, the minimum initial investment amount is $1,000,000 and subsequent investments may be made with $50 or more. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Additional Investments

The minimum subsequent investment in the Fund is $50. You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

9

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing that it considers abusive. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates abusive market timing or trading that it determines is abusive. However, the Fund does not consider share exchanges to be abusive. This policy applies uniformly to all Fund shareholders. Additionally, the Fund assesses a 1% redemption fee for short-term trading of shares sold within 90 days of purchase, except for share exchanges. While the Fund attempts to deter abusive market timing, there is no assurance that it will be able to identify and eliminate all abusive market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect abusive market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of abusive market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in the Fund at no charge by mail. Your request, in proper form, should be addressed to:

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

PO Box 541150
Omaha, NE 68154

"Proper form" means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-217-8363 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) or record.

10

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 877-217-8363. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.

Redemption Fee. The Fund charges a 1% redemption fee on shares sold with 90 days of purchase. The redemption fee is not charged when shares are exchanged between funds in the same share class.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 877-217-8363. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

HOW TO EXCHANGE SHARES

The exchange privilege is a convenient way to buy shares in the other AmericaFirst Funds: AmericaFirst Defensive Growth Fund, AmericaFirst Income Trends Fund, AmericaFirst Absolute Return Fund and AmericaFirst Seasonal Trends Fund which offer Class A, Class U and Class I shares by a separate prospectus. Exchanging shares may be a convenient way to respond to changes in your investment goals or in market conditions. The minimum exchange amount is $1,000 per Fund. You may exchange your shares for shares of the same class of another Fund at no cost to you. You may exchange your shares of one Fund for the same class of shares of another Fund without paying any sales charge.

You may exchange shares either by telephone by calling 877-217-8363, if you have not canceled your telephone privilege, or in writing. Written requests for exchange must provide the following:

•	current Fund’s name;
•	account names and numbers;
•	name of the Fund you wish to exchange your shares into;
•	the amount you wish to exchange;
•	specify the shareholder privileges you wish to retain (e.g., Telephone Privileges); and
•	signatures of all registered owners.

To exchange shares by telephone, you should call 877-217-8363 on any day the Funds are open. A Fund will process telephone requests made after 4:00 p.m. Eastern time at the close of business on the next business day. You should notify the Funds in writing of all shareholder service privileges you wish to continue in any new account opened by a telephone exchange request. Please note that the Funds will only accept exchanges if your ownership registrations in both accounts are identical.

The Funds will value your exchanged shares at their respective net asset value next determined after the receipt of the exchange request. The Funds will not impose an (1) initial sales charge, (2) redemption fee or (3) contingent deferred sales charge (CDSC) on exchanges. An exchange transaction is a sale and a purchase of shares for federal income tax purposes and may result in a capital gain or loss.

11

valuing fund assets

The Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV for the classes of the Fund, the Fund values any foreign securities held by the Fund at the latest closing price on the exchange on which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's per-class NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all its net investment income in the form of dividends and taxable capital gains to shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist of both capital gains and dividend income. The Fund will generally make distributions of net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Fund from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed (subject to certain minimum holding period requirements) at the rates applicable to long-term capital gains for non-corporate investors. Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss. If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

12

A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above. Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year. In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares. For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions. The Fund’s default method is average cost, but your broker may use an alternative default method. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors. Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

MANAGEMENT

Investment Advisor

AmericaFirst Capital Management, LLC, a California limited liability company located at 8150 Sierra College Blvd., Suite 290, Roseville, CA, serves as advisor to the Fund. The Advisor was formed in January 2007 and has been advising the Fund and Predecessor Fund since its inception. As an SEC-registered investment adviser, management of mutual funds is currently the Advisor’s primary business. Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Manager

Rick Gonsalves is the co-founder and President of the Advisor. Mr. Gonsalves co-founded the Advisor in January 2007. He currently serves as the Advisor's President and Chief Executive Officer, positions he has held since the Advisor's inception. From 2003 to 2008, he operated Renaissance Investment Services (a company that provided services to broker representatives), for which he acted as President and CEO after the business was incorporated in 2005. He was a registered broker representative of Brecek & Young Advisors, Inc. from January 2007 to December 2007, and WRP Investments, Inc. from September 2005 to December 2006. Mr. Gonsalves has been the portfolio manager for the Fund since its inception. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

13

Management Fees

The Advisor is entitled to receive fees equal to 1.00% of the average daily net assets of the Fund The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund Class I expenses, exclusive of any front-end or contingent deferred loads, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual Class I operation expenses to 1.95%. This expense limitation will remain in effect until at least October 31, 2016. This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement can be found, when available, in the Fund’s most recent annual or semi-annual report to shareholders.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) serves as the distributor for the Fund. The Distributor is located at 17605 Wright Street, Omaha, Nebraska 68130. The Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the AmericaFirst Quantitative Strategies Fund’s financial performance since its inception. Certain information reflects financial results for a single Class A share of the Fund, and such information would differ for Class I shares to the extent expenses of these classes differ from those of Class A shares. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Predecessor Fund commenced operations on September 28, 2007. The returns shown below for periods prior to the Reorganization on January 4, 2013 are for the Predecessor Fund. The information for the fiscal years ended June 30 has been audited by BBD, LLP, independent registered public accounting firm to the Fund and Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, will be included in the annual report, which is available upon request.

AmericaFirst Quantitative Strategies Fund
Financial Highlights

For a Fund Share Outstanding Throughout Each Year or Period

					Class A
	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013		For the Year Ended June 30, 2012	For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Net asset value, beginning of period	$ 6.29		$ 5.77		$ 6.67	$ 5.58	$ 4.81
Investment operations:
Net investment income	0.14		0.19		0.17	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.10		0.52		(0.13)	1.33	0.76
Total from investment operations	1.24		0.71		0.04	1.52	0.91
Distributions from:
Net investment income	(0.11)		(0.19)		(0.18)	(0.19)	(0.14)
Net realized gain	(0.45)		-		(0.77)	(0.24)	-
Total distributions	(0.56)		(0.19)		(0.95)	(0.43)	(0.14)
Paid in Capital from Affiliate Payment	-		-		0.01	-	-
Paid in Capital from Redemption Fees	-	(c)	-	(c)	- (c)	-	-
Net asset value, end of period	$ 6.97		$ 6.29		$ 5.77	$ 6.67	$ 5.58
Total return (a)	20.34%		12.43%		2.16% (f)	27.66%	18.96%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 40,419		$ 23,521		$ 17,566	$ 23,856	$ 16,669
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.76%		1.73%		1.74%	1.78%	2.46% (e)
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After fees waived and expenses absorbed (d)	1.50%	1.50%	1.52%	1.51%	1.59% (e)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.88%	2.86%	2.69%	2.65%	2.55% (e)
After fees waived and expenses absorbed (d)	2.14%	3.09%	2.91%	2.92%	3.42% (e)
Portfolio turnover rate	306.73%	228.87%	346.05%	284.37%	76.67%

(a)       Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)       These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)        Less than $0.01 per share.

(d)       The ratios include 0.02% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense.

(e)        The ratios include the impact of the consolidation of America First Growth Portfolio, Series 2 of 0.09% These ratios exclude the impact of expenses of the underlying unit investment trusts other than America First Growth Portfolio.

(f)        For the year ended June 30, 2012, 0.27% of the Fund's Class A shares' total return consists of a voluntary reimbursement by the Advisor of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 1.89%.

15

The financial highlights table is intended to help you understand the AmericaFirst Quantitative Strategies Fund’s financial performance since its inception. Certain information reflects financial results for a single Class C share of the Fund, and such information would differ for Class I shares to the extent expenses of these classes differ from those of Class C shares. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Predecessor Fund commenced operations on September 28, 2007. The returns shown below for periods prior to the Reorganization on January 4, 2013 are for the Predecessor Fund. The information for the fiscal years ended June 30 has been audited by BBD, LLP, independent registered public accounting firm to the Fund and Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, will be included in the annual report, which is available upon request.

AmericaFirst Quantitative Strategies Fund
Financial Highlights

For a Fund Share Outstanding Throughout Each Year or Period

					Class C
	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013		For the Year Ended June 30, 2012		For the Year Ended June 30, 2011	For the Year Ended June 30, 2010
Net asset value, beginning of period	$ 6.26		$ 5.74		$ 6.64		$ 5.56	$ 4.81
Investment operations:
Net investment income	0.09		0.15		0.14		0.14	0.11
Net realized and unrealized gain (loss) on investments	1.11		0.52		(0.14)		1.33	0.76
Total from investment operations	1.20		0.67		0.00		1.47	0.87
Distributions from:
Net investment income	(0.08)		(0.15)		(0.13)		(0.15)	(0.12)
Net realized gain	(0.45)		-		(0.77)		(0.24)	-
Total distributions	(0.53)		(0.15)		(0.90)		(0.39)	(0.12)
Paid in Capital from Affiliate Payment	-		-		-		-	-
Paid in Capital from Redemption Fees	-	(c)	-	(c)	-	(c)	-	-
Net asset value, end of period	$ 6.93		$ 6.26		$ 5.74		$ 6.64	$ 5.56
Total return (a)	19.62%		11.68%		1.32%		26.73%	17.95%
Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 37,773		$ 25,848		$ 25,030		$ 39,703	$ 16,428
Ratio of expenses to average net assets:(b)
Before fees waived and expenses absorbed (d)	2.50%		2.48%		2.49%		2.53%	3.22% (e)
After fees waived and expenses absorbed (d)	2.25%		2.25%		2.27%		2.26%	2.34% (e)
Ratio of net investment income to average net assets:(b)
Before fees waived and expenses absorbed (d)	1.09%		2.16%		2.08%		2.09%	1.96% (e)
After fees waived and expenses absorbed (d)	1.34%		2.39%		2.30%		2.36%	2.84% (e)
Portfolio turnover rate	306.73%		228.87%		346.05%		284.37%	76.67%

(a)       Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b)       These ratios exclude the impact of the expenses of the underlying exchange-traded funds.

(c)        Less than $0.01 per share.

(d)       The ratios include 0.02% for the year ended June 30, 2012 and 0.01% for the year ended June 30, 2011 attributed to interest expense.

(e)        The ratios include the impact of the consolidation of America First Growth Portfolio, Series 2 of 0.09% These ratios exclude the impact of expenses of the underlying unit investment trusts other than America First Growth Portfolio.

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PRIVACY NOTICE

Rev. Jan 2013

FACTS	WHAT DOES AMERICAFIRST QUANTITATIVE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AmericaFirst Quantitative Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AmericaFirst Quantitative Funds share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-217-8363

Who we are

Who is providing this notice?	AmericaFirst Quantitative Funds

What we do

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How does AmericaFirst Quantitative Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AmericaFirst Quantitative Funds collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ AmericaFirst Quantitative Funds doesn’t share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ AmericaFirst Quantitative Funds doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ AmericaFirst Quantitative Funds doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund's latest annual fiscal year end.

Call the Fund at 877-217-8363 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.afcm-quant.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-2269

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